TrueShares Eagle Global Renewable Energy Income ETF
Schedule of Investments
September 30, 2023 (Unaudited)

	Shares	Value

COMMON STOCKS - 96.7%
Electric - 94.5% (c)
AGL Energy Ltd. (b)	9,732	$67,140
Atlantica Sustainable Infrastructure PLC (b)	3,751	71,644
Boralex, Inc. - Class A (a)(b)	1,896	40,733
Clearway Energy, Inc. - Class C	2,654	56,159
E.ON SE (b)	6,637	78,590
EDP - Energias de Portugal SA (b)	23,048	95,910
Electric Power Development Co. Ltd. (b)	3,425	55,418
Endesa SA (b)	2,411	49,133
Enel SpA (b)	29,902	183,992
Enlight Renewable Energy Ltd. (a)(b)	2,982	46,788
Fortum Oyj (b)	3,841	44,650
Iberdrola SA (b)	9,183	102,864
Mercury NZ Ltd. (b)	15,118	55,272
NextEra Energy, Inc.	3,908	223,889
Northland Power, Inc. (b)	5,260	85,663
Orsted AS (b)	2,891	157,819
PG&E Corp. (a)	5,228	84,328
RWE AG (b)	5,667	210,598
SSE PLC (b)	9,141	179,562
The AES Corp.	9,357	142,226
Verbund AG (b)	919	74,863
		2,107,241
Energy, Alternate Sources - 2.2%
Enviva, Inc.	6,616	49,422
TOTAL COMMON STOCKS (Cost $2,659,495)		2,156,663

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,591	33,729
TOTAL REITS (Cost $40,787)		33,729

MONEY MARKET FUNDS - 1.7%
First American Treasury Obligations Fund - Class X, 5.26% (d)	36,958	36,958
TOTAL MONEY MARKET FUNDS (Cost $36,958)		36,958

TOTAL INVESTMENTS (Cost $2,737,240) - 99.9%		2,227,350
Other assets and liabilities, net - 0.1%		3,090
TOTAL NET ASSETS - 100.0%		$2,230,440

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(d)	The rate shown is the seven day yield at period end.

	COUNTRY	Percentage of Net Assets
	United States	26.4%
	Germany	13.0%
	United Kingdom	11.3%
	Italy	8.2%
	Denmark	7.1%
	Spain	6.8%
	Canada	5.7%
	Portugal	4.3%
	Austria	3.3%
	Australia	3.0%
	Japan	2.5%
	New Zealand	2.5%
	Israel	2.1%
	Finland	2.0%
	Total Country	98.2%
	MONEY MARKET FUNDS	1.7%
	TOTAL INVESTMENTS	99.9%
	Other assets and liabilities, net	0.1%
	NET ASSETS	100.0%

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund's investments carried at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$2,156,663	$-	$-	$2,156,663
Real Estate Investment Trusts	33,729	-	-	33,729
Money Market Funds	36,958	-	-	36,958
Total Investments - Assets	$2,227,350	$-	$-	$2,227,350

*See Schedule of Investments for industry classifications.